# 2017 ANNUAL SHAREHOLDERS' MEETING

MAY 19, 2017

ELBA, ALABAMA

The National Security Group

Insuring your world.

# Information About Forward-Looking Statements

Any statement contained in this report which is not a historical fact, or which might otherwise be considered an opinion or projection concerning the Company or its business, whether expressed or implied, is meant as and should be considered a forward-looking statement as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on assumptions and opinions concerning a variety of known and unknown risks, including but not limited to changes in market conditions, natural disasters and other catastrophic events, increased competition, changes in availability and cost of reinsurance, changes in governmental regulations, technological changes, political and legal contingencies and general economic conditions, as well as other risks and uncertainties more completely described in the Company's filings with the Securities and Exchange Commission. If any of these assumptions or opinions proves incorrect, any forward-looking statements made on the basis of such assumptions or opinions may also prove materially incorrect in one or more respects and may cause future results to differ materially from those contemplated, projected, estimated or budgeted in such forward-looking statements.

The National Security Group

Insuring your world.


National Security Fire & Casualty Company
National Security Insurance Company
Omega One Insurance Company

# 2016 – Challenging Year for P&C Industry

- Industry underwriting loss of $4.7bn
  - 100.7% combined ratio following three consecutive years of underwriting profitability
- Premium growth slowed to 2.7%
- $21.6bn in catastrophe losses
  - 43 catastrophe events in 2016 which is the most since 1980
- Auto frequency and severity trends outpaced premium increases
- Net investment income at lowest levels in decades due to persistent low interest rates

Source: ISO/PCI

# NSG Major Objectives of the Last Five Years

- Focus on rate adequacy and underwriting margins
  - Improve risk adjusted returns on catastrophe exposed P&C business
  - Improve operational efficiency
  - Better utilization of technology in pricing of risk
- Growth and protection of capital
- Debt reduction
- Minimize adverse impact on earnings of adverse events
  - Protect capital position
  - Maintain ability to generate net income with significant catastrophe losses

# NSG - TWO YEAR FINANCIAL SNAPSHOT

| | 2016 | 2015 |
|---|---|---|
| Gross Premiums Written | $67,424,000 | $66,809,000 |
| Ceded Premiums | $(5,899,000) | $(6,420,000) |
| Net Premiums Written | $61,525,000 | $60,389,000 |
| | | |
| Net Premiums Earned | $61,398,000 | $59,462,000 |
| Policyholder Benefits and Settlement Expenses | $38,847,000 | $34,148,000 |
| Net Income | $3,063,000 | $4,697,000 |
| Earnings Per Share | $1.22 | $1.87 |
| Return on Equity | 6.59% | 10.72% |
| Invested Assets | $113,156,000 | $112,557,000 |
| Total Assets | $148,579,000 | $147,841,000 |
| Total Equity | $48,052,000 | $44,883,000 |
| Book Value Per Share | $19.09 | $17.87 |
| Year End Closing Market Price | $17.75 | $15.25 |

# NSG Pre-Tax Income from Operations (AMOUNTS IN THOUSANDS)

| YEAR ENDED DECEMBER 31, | 2016 | 2015 | 2014 | 2013 | 2012 |
|---|---|---|---|---|---|
| Net Income (Loss) | $ 3,063 | $ 4,697 | $ 7,616 | $ 5,658 | $ (6,671) |
| Plus: Federal Income Tax Expense (Benefit) | 1,031 | 1,650 | 1,759 | 1,665 | (4,393) |
| Plus: Non-Insurance Litigation Expense | - | - | - | - | 13,328 |
| Less: Net Realized Capital (Gains) Losses | (998) | (503) | (100) | (4,439) | (2,790) |
| Less: Gain on COLI | - | - | (3,256) | - | - |
| **Pre-Tax Income from Operations** | **$ 3,096** | **$ 5,844** | **$ 6,019** | **$ 2,884** | **$ (526)** |
| | | | | | |
| Net Cat Loss Summary: | | | | | |
| Hurricane Catastrophe Losses | $ 4,000 | $ - | $ - | $ - | $ 3,609 |
| Non-Hurricane Catastrophe Losses | 5,742 | 5,373 | 2,628 | 4,364 | 906 |
| **Total Catastrophe Losses** | **$ 9,742** | **$ 5,373** | **$ 2,628** | **$ 4,364** | **$ 4,515** |

- Fourth consecutive year of P&C underwriting profitability
- First time in over 30 years
- Underwriting profitability despite $9.7 million in catastrophe losses

# NSG comparisons to P&C Industry

# NSG:P&C Industry - Combined Ratio (GAAP)

Source: SNL/S&P Global


140.00%
120.00%
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
Industry
NSG
100.76%
94.59%
97.94%
89.95%
97.19%
87.39%
96.35%
93.43%
103.15%
103.00%
108.35%
117.00%
102.52%
96.00%
100.41%
95.00%
105.16%
120.00%
95.62%
94.17%
2016
2015
2014
2013
2012
2011
2010
2009
2008
2007

# NSG:P&C Industry - Return on Equity

Source: SNL/S&P Global


25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
-15.00%
-20.00%
-25.00%
2016
2015
2014
2013
2012
2011
2010
2009
2008
2007
6.29%
6.36%
8.40%
10.64%
9.53%
20.09%
11.07%
18.29%
6.47%
-20.06%
3.46%
-12.21%
6.94%
7.50%
6.61%
11.22%
0.90%
-12.29%
12.29%
12.85%
Company ROE exceeded P&C industry even with high levels of cat losses including Hurricane Matthew – margin strength
Mobile Attic Litigation Settlement & Hurricane Isaac
April 2011 tornado outbreak
Hurricanes Gustav & Ike along with "Great Recession" impact on investments
Industry
NSG

# NSG:P&C Industry - Return on Assets

Source: SNL/S&P Global



6.00%
4.00%
2.00%
0.00%
-2.00%
-4.00%
-6.00%
2016
2015
2014
2013
2012
2011
2010
2009
2008
2007
2.49%
2.03%
3.33%
3.19%
3.78%
5.38%
4.27%
4.18%
2.40%
-4.92%
1.28%
-3.66%
2.54%
2.39%
2.27%
3.28%
0.31%
-3.79%
4.28%
4.55%
Industry
NSG

# Weather – Persistent source of variability in financial results

# NET CATASTROPHE LOSS HISTORY (AMOUNTS IN THOUSANDS)



$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
Hurricane CATs
Non-Hurricane CATs
$4,000
$5,742
$-
$5,373
$-
$2,628
$-
$4,364
$3,609
$906
$-
$8,392
$-
$1,742
$-
$2,560
$8,044
$5,228
$-
$918
2016
2015
2014
2013
2012
2011
2010
2009
2008
2007

# Building Financial Strength & Shareholder Value

# Debt/Equity Trends ($ AMOUNTS IN THOUSANDS)



$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
88.1%
68.0%
45.8%
40.0%
35.6%
34.6%

| | 2012 | 2013 | 2014 | 2015 | 2016 | 2017-Q1 |
|---|---|---|---|---|---|---|
| Debt | $26,631 | $22,755 | $19,572 | $17,957 | $17,126 | $16,629 |
| Equity | $30,227 | $33,472 | $42,757 | $44,883 | $48,052 | $48,024 |
| D/E | 88.1% | 68.0% | 45.8% | 40.0% | 35.6% | 34.6% |

- Debt reduced over $10 Million since 12/31/2012
- 58% growth in Shareholders' Equity since 12/31/2012
  - 12.3% compound growth rate in equity over last four years

# Book Value/Market Price per share



$25
$20
$15
$10
$5
$0
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
69.8%
74.1%
78.9%
85.3%
93.0%
84.1%

| | 2012 | 2013 | 2014 | 2015 | 2016 | 2017-Q1 |
|---|---|---|---|---|---|---|
| Book Value | $12.25 | $13.42 | $17.05 | $17.87 | $19.09 | $19.08 |
| Market Value | $8.55 | $9.95 | $13.45 | $15.25 | $17.75 | $16.04 |
| P/B | 69.8% | 74.1% | 78.9% | 85.3% | 93.0% | 84.1% |

- 11.73% compound annual growth in book value from yearend 2012 to yearend 2016
- 20.03% compound annual growth in share price from yearend 2012 to yearend 2016

MARCH 31, 2017

# FIRST QUARTER RESULTS

# First Four Months of 2017 In One Picture


PRELIMINARY SEVERE WEATHER
REPORT DATABASE (ROUGH LOG)
NOAA/Storm Prediction Center Norman, Oklahoma
Tornado Repor
January 01, 2017 - April 05, 201

## Worst first quarter in 20 years for the US P&C industry

Dow Jones News Service/Wall Street Journal - 5/1/2017

- 425 Tornadoes
    - Previous three year avg. of 93
- $7 billion in industry losses
    - Most expensive Q1 on record

# NSG - Financial Snapshot

| | For the Three Months Ended March 31, | |
|---|---|---|
| | 2017 | 2016 |
| Net Premiums Written | $16,038,000 | $15,937,000 |
| | | |
| Net Premiums Earned | $15,040,000 | $15,165,000 |
| Net Income (Loss) | $(316,000) | $941,000 |
| Earnings (Loss) Per Share | $(0.13) | $0.37 |
| | | |
| | **At March 31, 2017** | **At December 31, 2016** |
| Invested Assets | $112,500,000 | $113,156,000 |
| Total Assets | $148,942,000 | $148,579,000 |
| Total Equity | $48,024,000 | $48,052,000 |
| Book Value Per Share | $19.08 | $19.09 |
| Closing Market Price | $16.04 | $17.75 |

Shareholders' Equity and book value per share held steady despite significant increase in catastrophe losses and quarterly net loss

# Pre-Tax Income (Loss) from Operations (AMOUNTS IN THOUSANDS)

| QUARTER ENDED MARCH 31, | 2017 | 2016 | 2015 | 2014 | 2013 |
|---|---|---|---|---|---|
| Net Income (Loss) | $ (316) | $ 941 | $ 1,308 | $ 999 | $ (409) |
| Plus: Federal Income Tax Expense (Benefit) | (399) | 360 | 478 | 284 | (619) |
| Less: Net Realized Capital (Gains) Losses | (160) | (7) | (142) | (88) | (27) |
| Pre-Tax Income (Loss) from Operations | $ (875) | $ 1,294 | $ 1,644 | $ 1,195 | $ (1,055) |
| | | | | | |
| Net Cat Loss Summary: | | | | | |
| Hurricane Catastrophe Losses | $ - | $ - | $ - | $ - | $ - |
| Non-Hurricane Catastrophe Losses | 3,521 | 1,447 | 511 | 602 | 1,788 |
| Total Catastrophe Losses | $ 3,521 | $ 1,447 | $ 511 | $ 602 | $ 1,788 |

- 2017 -
  - Highest level of first quarter catastrophe losses in company history
  - High levels of catastrophe losses extend into second quarter with Q2 cat losses approaching $3 million as of 5/18/2017

# Weathering The Storm

- Thus far in 2017, significantly higher storm losses have been material to earnings but have had virtually no impact on our capital position (earnings event but not capital event)
- Rates are fundamentally sound and can help drive a recovery at conclusion of spring storm season
- Even with these early adverse weather patterns, we believe we are well positioned to work through the challenges to date without a material impact on capital and can gain ground quickly once calmer weather patterns prevail
- Caveats:
  - We are approaching our budgeted amount for catastrophe losses for 2017 with seven months remaining (non-hurricane catastrophe losses are front loaded to the spring storm season)
  - Hurricane season is still to come
  - Impact of weather is highly variable from quarter to quarter and year to year

# 2017 Challenges and Opportunities

- As discussed, we have to push through the challenges of the early year setback due to significantly higher storm losses in first five months of 2017
- Continue to plan for implementation of a new AM Best capital adequacy model in 2017
- Continue to work toward the goal of an upgrade in our AM Best rating
- Enhance Enterprise Risk Management plan to meet increased regulatory and rating agency requirements
- Explore opportunities to increase premium revenue without sacrificing underwriting profits
  - Weaker carriers could be forced to pull back due to increased storm activity
  - Expand coverage offerings in existing markets
  - Maintain balance between rate adequacy and competitiveness
- Continue to reduce debt with the goal of eliminating remaining $4 million of Mobile Attic litigation related debt within next two years
  - Expect to repay $1.5 million in 2017 due to realization of litigation related deferred tax asset
- Navigate the impact of significant political and economic policy uncertainty
  - Tax reform
  - Interest rates and investments
  - General economy
- Remain nimble as industry evolves through changes driven by technology
- **Maintain culture of continuous improvement to build a resilient value creating organization!**

The National Security Group

Insuring your world.

# Enhanced Investor Website:

http://investors.nationalsecuritygroup.com/

# Questions?